Filed Pursuant to Rule 497(e)
File Nos. 333-195493; 811-22961
JLens 500 Jewish Advocacy U.S. ETF (TOV)
(the “Fund”)
December 23, 2025
Supplement to the Prospectus dated November 25, 2024,
as previously supplemented

The following information supplements the “Additional Information About the Funds’ Investment Objectives and Principal Strategies” section of the Prospectus:
Effective with the March 2026 rebalance of the Index, the Index will be rebalanced quarterly on the third Friday of March, June, September, and December and will be reconstituted in conjunction with the June and December rebalances.

If you have any questions, please call (215) 330-4476.
Please retain this Supplement for future reference.